UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)   The annual meeting of the shareholders of Sandy Spring Bancorp, Inc. (the “Company”) was held on April 25, 2018.

(b)   The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.     The shareholders elected the following individuals as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Ralph F. Boyd, Jr.	23,496,507	378,703
Joseph S. Bracewell	21,360,649	2,514,561
Mark C. Michael	23,799,794	75,416
Robert L. Orndorff	23,731,146	144,064
Daniel J. Schrider	21,177,332	2,697,878

The shareholders elected the following individual as a director for a two-year term by the following vote:

Name	Shares Voted For	Votes Withheld
Joe R. Reeder	23,694,974	180,236

The shareholders elected the following individual as a director for a one-year term by the following vote:

Name	Shares Voted For	Votes Withheld
Shaza L. Andersen	18,769,276	5,105,934

There were 6,146,220 broker non-votes in the election of directors.

2.     The shareholders voted in favor of the non-binding resolution to approve the compensation of the named executive officers by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
22,829,700	728,784	316,726

There were 6,146,220 broker non-votes on the proposal.

3.     The shareholders voted in favor of an amendment to the articles of incorporation to increase authorized capital stock from 50,000,000 shares to 100,000,000 shares by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
28,741,619	1,172,430	107,381

There were no broker non-votes on the proposal.

4.     The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
29,683,950	300,144	37,336

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: April 26, 2018	By:	/s/ R. E. Kuykendall
Ronald E. Kuykendall
General Counsel and Secretary

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